Investments in associates (Tables)	12 Months Ended
Dec. 31, 2022
Investments in associates
Schedule of financial information of associates

As of
December 31,
2022
ADAH
Current assets, including cash and cash equivalents of 82	750
Non-current assets	497
Current liabilities	(342)
Non-current debt	(281)
Equity	624
Group’s share in equity 9.9%	62
Goodwill	241
Group’s carrying amount of the investment	303

	2020	2021	2022
	Tochka	Tochka	ADAH
Revenue	7,697	4,296	165
Cost of revenue	(453)	(333)	(138)
Other income and expenses, net	(5,752)	(3,264)	(419)
including personnel expenses	(2,965)	(1,853)	(185)
including depreciation and amortization	(297)	(168)	(16)
Total net profit/(loss)	1,492	699	(392)
Group’s share in equity	45%	45%	9.9%
Group’s share of total net profit/(loss)	672	314	(39)
Other comprehensive income	—	—	163
Group’s share of other comprehensive income	—	—	16